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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2006

                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              ------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

       At the annual meeting of stockholders of Regions Financial Corporation held on May 18, 2006, the stockholders approved the Regions Financial Corporation 2006 Long Term Incentive Plan. The plan had been previously adopted by the compensation committee of the Company, subject to stockholder approval.

       A copy of the plan document, which is included as exhibit 99.1 to this current report on Form 8-K, is incorporated herein by reference.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     The company's corporate governance principles provide as follows:

          Retirement Age of Directors. Directors should retire from the Board on the eve of the next annual meeting of stockholders after reaching age 68.

          [Transition Rule: The retirement age is 70 for those former directors of Union Planters Corporation who are at least 67 as of July 1, 2004.]


     In accordance with these provisions, James E. Harwood, W. Woodrow Stewart, and John H. Watson have reached mandatory retirement age and retired as directors on May 18, 2006.

     In addition, the terms of office of James S.M. French, Carl E. Jones, Jr., Parnell S. Lewis, Jr., and Richard A. Trippeer, Jr. as directors expired at the annual meeting of stockholders on May 18, 2006, and their terms of office did not continue beyond the meeting.

     The company expresses its appreciation to these directors for their years of service and recognized them for their service during the annual meeting.

     At its regular meeting on May 18, 2006, the board of directors elected Jackson W. Moore to the position of chairman of the board of directors. Mr. Moore replaces Carl E. Jones, Jr. in that position.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The exhibit listed in the exhibit index is filed as a part of this current report on Form 8-K.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS FINANCIAL CORPORATION
                                          (Registrant)

                                  By: /s/ Ronald C. Jackson
                                      ---------------------
                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller

Date: May 23, 2006
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                                INDEX TO EXHIBITS

 Exhibit No.                     Description
 ----------                     -------------

    99.1       Regions Financial Corporation 2006 Long Term Incentive Plan.